UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 1, 2018

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    Appointment of Principal Accounting Officer. CenturyLink, Inc. (the “Company”) has appointed Eric J. Mortensen to serve as Senior Vice President and Controller (the Company’s principal accounting officer), effective July 1, 2018. As previously disclosed, Mr. Mortensen, age 59, has been serving in the role of controller and principal accounting officer on an interim basis since April 8, 2018.

Prior to the combination of Level 3 Communications, Inc. (“Level 3”) and the Company on November 1, 2017 (the “Closing”), Mr. Mortensen served as Senior Vice President and Controller of Level 3 from 2003 until the Closing, Vice President and Controller of Level 3 from 1999-2003, and as Controller of Level 3 from 1997-1999. Since the Closing, Mr. Mortensen has assisted the Company at a senior level in integrating the accounting practices of the two companies, including during his tenure as interim controller.

In consideration of this promotion, the Human Resources and Compensation Committee of the Company’s board of directors approved certain adjustments to Mr. Mortensen’s compensation. Effective July 1, 2018, Mr. Mortensen will earn a base salary of $335,000 per year and will be eligible to earn a target annual cash incentive award of 70% of salary. In addition, with respect to annual long-term incentive (“LTI”) awards, which are typically granted to officers and key employees in February of each year, Mr. Mortensen’s grant date target LTI award will be $450,000, effective with the 2019 LTI grant cycle.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this Current Report on Form 8-K identified by words such as “will,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Dated: July 6, 2018